UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☑      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 12, 2018.

AMC NETWORKS INC.

AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 17, 2018
Date: June 12, 2018 Time: 10:00 a.m., EDT
Location: The Paley Center for Media 25 West 52nd Street New York, New York 10019
TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-844-318-0137.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: The stockholder meeting has admission requirements including, but not limited to, the possession of an admission ticket. Please check AMC Networks Inc.‘s Proxy Statement for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m., Eastern Daylight Time on June 11, 2018 (June 7, 2018 for participants in the AMC Networks 401(k) Savings Plan, if applicable).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Admission Tickets: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137. The deadline to obtain an admission ticket is 5:00 p.m., Eastern Daylight Time on June 5, 2018. For further details, read “How do I attend the 2018 Annual Meeting in person? What do I need to bring?” of the Proxy Statement.

Voting Items

Proposals to be voted on by the Class A Stockholders at the meeting are listed below along with the Directors’ recommendations.
The Board of Directors recommends you vote FOR the following Director nominees:
1.	Election of the following nominees as Directors:
	(01) Jonathan F. Miller	(04) Carl E. Vogel
	(02) Leonard Tow	(05) Robert C. Wright
(03) David E. Van Zandt
The Board of Directors recommends you vote FOR Proposal 2:
2.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018
The Board of Directors recommends you vote FOR Proposal 3:
3.	Approval, on an advisory basis, of the compensation of our Named Executive Officers
The Board of Directors recommends you vote FOR THREE YEARS on the following proposal:
4.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers
DIRECTIONS TO THE PALEY CENTER FOR MEDIA
The Paley Center for Media is the site of our 2018 Annual Meeting of Stockholders.
The Paley Center for Media is located at 25 West 52nd Street (between Fifth and Sixth Avenues), New York, New York 10019.
BY SUBWAY:

Take any of the following subway lines: E or M to Fifth Avenue and 53rd Street; N or R to 49th Street and Seventh Avenue; 1 to 50th Street and Broadway; B, D, F, or M to 47th-50th Street/Rockefeller Center. The Paley Center is located on 52nd Street (between Fifth and Sixth Avenues).

BY CAR OR TAXI:

From the East: Take I-495 West toward New York/Midtown Tunnel/Manhattan. Take the exit toward 38th-40th Sts./37th St. Turn slight left onto East 37th Street. Take the first right onto 3rd Avenue. Turn left onto East 42nd Street. Turn right onto 6th Avenue/Avenue of the Americas. Turn right onto West 52nd Street. The Paley Center will be on the left.

From the West: Take NJ-495 East/Lincoln Tunnel toward New York City. Continue onto the Lincoln Tunnel. Take the exit toward Dyer Avenue. Keep left at the fork, follow signs for New York 9A/42nd Street/Uptown/Theater District. Make slight right onto Dyer Avenue. Turn right onto West 42nd Street. Turn left onto Sixth Avenue. Turn right onto West 52nd Street. The Paley Center will be on the left.

Voting Items

Proposals to be voted on by the Class B Stockholders at the meeting are listed below along with the Directors’ recommendations.

The Board of Directors recommends you vote FOR the following Director nominees:

1.        Election of the following nominees as Directors:

(01)	William J. Bell	(06)	Thomas C. Dolan
(02)	Charles F. Dolan	(07)	Brian G. Sweeney
(03)	James L. Dolan	(08)	Vincent Tese
(04)	Kristin A. Dolan	(09)	Marianne Dolan Weber
(05)	Patrick F. Dolan

The Board of Directors recommends you vote FOR Proposal 2:

2.        Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018

The Board of Directors recommends you vote FOR Proposal 3:

3.        Approval, on an advisory basis, of the compensation of our Named Executive Officers

The Board of Directors recommends you vote FOR THREE YEARS on the following proposal:

4.        An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers

DIRECTIONS TO THE PALEY CENTER FOR MEDIA

The Paley Center for Media is the site of our 2018 Annual Meeting of Stockholders.

The Paley Center for Media is located at 25 West 52nd Street (between Fifth and Sixth Avenues), New York, New York 10019.

BY SUBWAY:

Take any of the following subway lines: E or M to Fifth Avenue and 53rd Street; N or R to 49th Street and Seventh Avenue; 1 to 50th Street and Broadway; B, D, F, or M to 47th-50th Street/Rockefeller Center. The Paley Center is located on 52nd Street (between Fifth and Sixth Avenues).

BY CAR OR TAXI:

From the East: Take I-495 West toward New York/Midtown Tunnel/Manhattan. Take the exit toward 38th-40th Sts./37th St. Turn slight left onto East 37th Street. Take the first right onto 3rd Avenue. Turn left onto East 42nd Street. Turn right onto 6th Avenue/Avenue of the Americas. Turn right onto West 52nd Street. The Paley Center will be on the left.

From the West: Take NJ-495 East/Lincoln Tunnel toward New York City. Continue onto the Lincoln Tunnel. Take the exit toward Dyer Avenue. Keep left at the fork, follow signs for New York 9A/42nd Street/Uptown/Theater District. Make slight right onto Dyer Avenue. Turn right onto West 42nd Street. Turn left onto Sixth Avenue. Turn right onto West 52nd Street. The Paley Center will be on the left.